In re: SA Telecommunications, Inc., AddTel Communications, Inc., Long Distance Network, Inc.         Case Nos. 97-2395 through
North American Telecommunications Corporation, Uniquest Communications, Inc.,                        97-2401 (PJW)
U.S. Communications, Inc. and Southwest Long Distance Network, Inc.                                  (Jointly Administered)




------------------------------------------------------------------------------

                       SA TELECOMMUNICATIONS, INC., ET AL
                           MONTHLY OPERATING REPORTING

------------------------------------------------------------------------------









              NOVEMBER 20 THROUGH 30, 1997 MONTHLY OPERATING REPORT


------------------------------------------------------------------------------

                                                          ACCRUAL BASIS - 1

Case No.: 97-02395PJW THRU 97-02401PJW

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                     for the month ending November 30, 1997

==============================================================================

                                                           Document        Previously        Explanation
Required Attachments:                                      Attached         Submitted         Attached
1.       Tax Receipts                                         ( )              (x)               ( )

2.       Bank Statements                                      (x)              ( )               ( )

3.       Most recently filed Income Tax Return                ( )              (x)               ( )

4.       Most recent Annual Financial Statements              ( )              (x)               ( )
         prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

  /s/ Albert B. Gordon, Jr.                        CEO
------------------------------          -----------------------
SIGNATURE OF RESPONSIBLE PARTY                    TITLE

  Albert B. Gordon, Jr.                          1/20/98
------------------------------          -----------------------
PRINTED NAME OF RESPONSIBLE PARTY                  DATE

PREPARER:

  /s/Mark S. Nutt                         Assistant Controller
------------------------------          -----------------------
SIGNATURE OF PREPARER                             TITLE

  Mark S. Nutt                                   1/20/98
------------------------------          -----------------------
PRINTED NAME OF PREPARER                           DATE

     All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:  SA Telecommunications, Inc.                          Accrual Basis - 2
Case Nos. 97-2395 (PJW) through 97-2401 (PJW)

                            COMPARATIVE BALANCE SHEET
                                                              4th Quarter

ASSETS                                                    Month         Month
                                                      As of 11/30/97
1        Cash                                          $     121,406
2        Accounts Receivable (Net)                         4,276,832
3        Inventory                                           136,875
4        Notes Receivable
5        Prepaid Expenses                                    316,484
6        Other (Attach List)                                 317,184
7        Total Current Assets                              5,168,781          0
8        Property, Plant & Equipment                      14,642,389
9        Less: Accumulated Depreciation/Depletion          2,901,818
10       Net Property, Plant & Equipment                  11,740,571          0
11       Due From Affiliates & Insiders
12       Intangibles (Attach List)                        25,218,756
12a      Debt Issuance Cost                                2,212,362
13       Other (Attach List)                                 263,125
14       Total Assets                                    $44,603,595          0
POSTPETITION LIABILITIES
15       Accounts Payable                                     18,370
15a      Accrued Telecommunications Cost                     667,878
16       Taxes Payable                                       105,813
16a      Accrued Taxes Payable
17       Notes Payable                                             -
18       Professional Fees
19       Secured Debt                                              -
20       Due To Affiliates & Insiders
21       Other (Attach List)                                 152,620
22       Total Postpetition Liabilities                      944,681          0
PREPETITION LIABILITIES
23       Secured Debt                                      8,227,915
24       Priority Debt (Attach List)                         624,551
24a      Redeemable Preferred Stock                        1,401,940
25       Unsecured Debt                                   45,481,335
26       Other (Attach List)
27       Total Prepetition Liabilities                    55,735,741          0
28       Total Liabilities                                56,680,422          0
EQUITY
29       Owner's Prepetition Equity                      (11,788,256)
30       Postpetition Cumulative Profit or (Loss)           (288,571)
31       Total Equity (Deficit)                          (12,076,827)         0
32       Total Liabilities & Owner's Equity              $44,603,595          0

In Re:  SA Telecommunications, Inc.                          Accrual Basis - 2
Case Nos. 97-2395 (PJW) through 97-2401 (PJW)



6        Other Current Assets
         A/R - Jack Matz                                  15,214
         A/R Prarie Systems, Inc.                         59,917
         A/R Line Costs                                   93,368
         Long Distance Network N/R                       148,685
                                                  ==================
                                                         317,184
                                                  ==================
12       Intangibles
         Goodwill (net of amortization)               25,218,756
                                                  ==================

13       Other Non-Current Assets
         Prepaid Employee Settlement (net)               240,953
         Security Deposits                                22,172
                                                  ==================
                                                         263,125
                                                  ==================
21       Other Post Petition Liabilities
         Accr Payroll/Payroll Taxes/Benefits             131,881
         Accr Audit Fees                                       -
         Accr Property Taxes                              20,739
         Accr Sales Taxes                                      -
         Accr Interest                                         -
         Accr Dividends Payable                                -
                                                  ------------------
                                                         152,620
                                                  ==================
24       Priority Debt
         Accrued Payroll                                 100,674
         Accrued Property Taxes                          119,375
         Accrued Sales Taxes                             404,502
                                                  ------------------
                                                         624,551
                                                  ==================

Case Nos. 97-2395 (PJW) through 97-2401 (PJW)                 Accrual Basis - 3

                           SA Telecommunications, Inc.

                                INCOME STATEMENT
                                                                 4th Quarter

                                                  Month         Month   Month
                                              Nov. 19, 1997
                                                 through
                                              Nov. 30, 1997
REVENUES
1        Gross Revenues                         $    944,763
2        Less: Returns & Discounts
3        Net Revenue                            $    944,763      0       0
COSTS OF GOODS SOLD
4        Beginning Inventory
5        Add: Purchases
6        Less: Ending Inventory
7        Cost Of Goods sold                          701,083      0       0
8        Gross Profit                                243,680      0       0
OPERATING EXPENSES
9        Officer/Insider Compensation
10       Direct Labor/Salaries
11       Payroll Taxes
12       Rent & Lease Expense
13       Insurance
14       Depreciation/Amortization                   144,748
15       General & Administrative                    375,303
16       Other (Attach List)
17       Total Operating Expenses                    520,051     0        0
18       Operating Income                        $  (276,371)    0        0
OTHER INCOME & EXPENSES
19       Other Income (Attach List)
20       Other Expenses (Attach List)
21       Interest Expense                             (6,999)
22       Other (Attach List)                          (5,201)
23       Net Other Income & Expenses                 (12,200)    0        0
REORGANIZATION EXPENSES
24       Professional Fees
25       U.S. Trustee Fees
26       Other (Attach List)
27       Total Reorganization Expenses                     0     0        0
28       Income Tax
29       NET PROFIT (LOSS)                       $  (288,571)    -        -

Case Nos. 97-2395 (PJW) through 97-2401 (PJW)          Accrual Basis - 4


CASH RECEIPTS AND DISBURSEMENTS



                                               TOTAL SATEL

1.       BEG. BAL                               209,023.18

2.       CASH SALES                                      -

3.       RECEIPTS                               827,242.60

4.       LOANS & ADVANCES                                -

5.       SALE ASSETS                                     -

6.       (OTHER) PAYDOWNS ON REVOLVER          (650,898.90)
                                            ----------------------

7.       TOTAL RECEIPTS                         176,343.70

8.       TOTAL CASH AVAIL.                       75,662.52
                                            ----------------------

* DISBURSEMENTS                                (111,418.38)

EOM BALANCE                                     (62,909.30)
                                            ======================

*See attached detail of disbursements by check number, date, payee and amount.

Case Nos. 97-2395 (PJW) through 97-2401 (PJW)          Accrual Basis - 4

                  SA Telecommunications, Inc. and Subsidiaries


          FOR THE PERIOD OF NOVEMBER 20, 1997 THROUGH NOVEMBER 30, 1997


                           Current Month Disbursements

     Check Number       Check Date          Payee                      Amount


For detail see attached computer-output generated information in above format.

Operating Account Disbursements
 US Communications, Inc.                  Subtotal of Page 1 attached.                              $  37,039.47
 US Communications, Inc.                  Subtotal of Page 2 attached.                                 71,824.56
 US Communications, Inc.                  Subtotal of Page 3 attached.                                  6,331.99
 AddTel Communications, Inc.              Subtotal of Page 4 attached.                                102,292.77
 Uniquest Communications, Inc.                                                                              None
                                                                                                  ===================
                                            Total Of Operating Account Disbursements                   $217,488.79
                                                                                                  ===================

Payroll Account Disbursements
   US Communications, Inc.                  Total of Paycheck Register attached                       $  30,150.65
   US Communications, Inc.                  Total of Direct Deposits Listing attached                 $  81,267.73
   AddTel Communications, Inc.                                                                                None
   Uniquest Communications, Inc.                                                                              None
                                                                                                  ===================
                                            Total Of Payroll Account Disbursements                     $111,418.38
                                                                                                  ===================

                                                                Grand Total                            $328,907.17
                                                                                                  ===================

Debtor:    SA Telecommunications, Inc. and Subsidiaries     Accrual Basis - 5

Case No.:  97-2395 through 97-2401


ACCOUNTS RECEIVABLE AGING

      0-30 days old                                         $  3,653,975
      31-60 days old                                             928,956
      61-90 days old                                             421,222
      91+ days old                                             1,924,677
      Total Accounts Receivable                             $  6,928,830
      Amount Considered Uncollectable                          2,651,998
      Account Receivable                                    $  4,276,832



AGING OF POSTPETITION ACCOUNTS PAYABLE

                         0-30      31-60     61-90    91+
                         DAYS      DAYS      DAYS     DAYS        TOTAL

ACCOUNTS PAYABLE      $  18,367                                $  18,367





STATUS OF POSTPETITION TAXES




                                     BEGINNING         AMOUNT                            ENDING
                                        TAX           WITHHELD          AMOUNT            TAX          DELINQUENT
                                    LIABILITY*       OR ACCRUED          PAID          LIABILITY          TAXES
FEDERAL
Withholding**                                            18,354                            18,354
FICA-Employee**                                          10,384                            10,384
FICA-Employer**                                          10,384                            10,384
Unemployment                                                 77                                77
Income
Other (Attach List)
Total Federal Taxes                         -            39,199                            39,199
STATE AND LOCAL
Withholding                                                 155                               155
Sales                                                    53,485                            53,485
Excise
Unemployment                                                303                               303
Real Property
Personal Property
Other (Attach List)
Total State & Local                         -            53,943                            53,943
Total Taxes                                 -            93,142                            93,142

*The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.


Case Nos. 97-2395 (PJW) through 97-2401 (PJW)     SA TELECOMMUNICATIONS, INC.         ACCRUAL BASIS - 6




BANK RECONCILIATIONS                   Acct #1         Acct #2         Acct #3        Acct #4          Acct #5
                                         USC             USC             USC            NEC              LDN
A. Bank                                Compass         Compass         Compass        Various      Southwest Bank
B. Acct #                             701-8488-5     708-52772-2      708-5279-9        Misc           9050078
C. Purpose                             A/P-Oper     Concentration      Payroll       Depository        Savings
------------------------------------   --------     -------------      -------       ----------        -------
1  Balance per Bank Statement                 -      111,918.71      (64,602.42)     17,653.81         3,207.46
2  + Deposits not credited
3  - Outstanding Checks              (58,842.16)       5,239.99      (35,118.45)             -                -
4  +/- Other Reconciling items        64,502.21      (71,824.02)     (14,790.82)             -                -
                                     ------------- ---------------- --------------- ------------- ------------------
5  Month End Balance per books         5,660.05       45,334.68     (114,511.69)     17,653.81         3,207.46
                                     ------------- ---------------- --------------- ------------- ------------------
6  Last Check Written

7  Total Cash End of Month



BANK RECONCILIATIONS                     Acct #6       Acct #7        Acct #8        Acct #9
                                           USC           USC            USC           AddTel
A. Bank                                  Compass       Compass          na         Wells Fargo
B. Acct #                              712-0018-3     11-110098     Petty Cash      690018810
C. Purpose                              Greyrock      Insurance      Accounts     Sales Tax Acct
------------------------------------    --------      ---------      --------     --------------
1  Balance per Bank Statement           22,614.00      86,193.47     2,035.33       10,891.00
2  + Deposits not credited
3  - Outstanding Checks                         -    (118,907.31)           -       (9,578.88)
4  +/- Other Reconciling items                  -      (1,988.37)           -
                                      -------------- ------------- -------------- ---------------
5  Month End Balance per books          22,614.00     (34,702.21)    2,035.33        1,312.12
                                      -------------- ------------- -------------- ---------------
6  Last Check Written                                              (52,708.57)

7  Total Cash End of Month



Case Nos. 97-2395 (PJW) through 97-2401 (PJW)     SA TELECOMMUNICATIONS, INC.         ACCRUAL BASIS - 6




BANK RECONCILIATIONS                   Acct #10         Acct #11         Acct #12         Acct #13        Acct #14
                                        AddTel           AddTel           AddTel           AddTel          AddTel
A. Bank                              Wells Fargo      Wells Fargo       Wells Fargo     Wells Fargo      Wells Fargo
B. Acct #                            0933 051211    1290-000025-000     4443-332515     4443-332762      0933 041063
C. Purpose                              Sweep              CD            Greyrock     Returned Checks       Amtec
------------------------------------    -----              --            --------     ---------------       -----
1  Balance per Bank Statement        121,175.64       20,526.14          38,859.77         61,139.71       2,475.57
2  + Deposits not credited
3  - Outstanding Checks               (5,039.53)
4  +/- Other Reconciling items       (51,015.35)                             (0.08)            54.27
                                     ------------- ------------------- -------------- ----------------- --------------
5  Month End Balance per books        65,120.76       20,526.14          38,859.69         61,193.98       2,475.57
                                     ------------- ------------------- -------------- ----------------- --------------
6  Last Check Written
------------------------------------ ------------- ------------------- -------------- ----------------- --------------


7  Total Cash End of Month



BANK RECONCILIATIONS                   Acct #15      Acct #16      Acct #17        Acct #18
                                        AddTel        AddTel       Uniquest        Uniquest
A. Bank                               Wells Fargo       na         Compass     Bank of America
B. Acct #                             934 041063                  711 9526 0     83130 00519
C. Purpose                              Payroll     Petty Cash       A/P           Payroll
------------------------------------    -------     ----------       ---           -------
1  Balance per Bank Statement        (42,372.30)         500.00   25,795.23       1,358.21
2  + Deposits not credited
3  - Outstanding Checks                        -                    (29.73)        (625.07)
4  +/- Other Reconciling items                                                       (0.01)
                                     -------------- ------------ ------------- -----------------
5  Month End Balance per books       (42,372.30)         500.00   25,765.50         733.13
                                     -------------- ------------ ------------- -----------------
6  Last Check Written                                147,615.96                   26,498.63
------------------------------------ -------------- ------------ ------------- -----------------
                                                                                 121,406.02
                                                                               =================
7  Total Cash End of Month                                                       121,406.02
                                                                               =================



Case Nos. 97-2395 (PJW) through 97-2401 (PJW)            Accrual Basis - 7

                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                                    INSIDERS

                                                                                                  Cumulative
                                                                    Type of         Amount           Unpaid
            Name                           Position                 Payment          Paid            Balance
----------------------------- ----------------------------------- ------------- ---------------- ----------------
1  Igor Mamantov              VP-Corp Development                   Payroll       $  1,959.87
2  Dennis Lee Gundy           VP-Operations                         Payroll          3,121.81
3  Jeffery M. Petrie          VP-Telemarketing                      Payroll          2,138.23
4  Windle R. Ewing            VP-Tariffs and Reg Affair             Payroll          1,867.39
5  Thomas J. Brighi           VP-Telemarketing                      Payroll          2,353.30
6  George M. Trevino          Controller                            Payroll          2,347.86
7  Kellie Watts               Asst. General Counsel                 Payroll          2,132.27
8  Julie Judd                 HR Administrator                      Payroll            796.92
9  Cheryl Leahy               Asst. Controller                      Payroll          1,665.42

                              Total Payments to Insiders                           $18,383.07



                                                   PROFESSIONALS

                                             Date of
                                           Court Order                                                  Total
                          Type of          Authorizing           Amount             Amount               Paid
       Name            Professional          Payment            Approved             Paid              To Date
-------------------- ------------------ ------------------- ------------------ ------------------ -------------------
1
2    None                  None                None               None               None                None
3
4
   Total Payments to Professionals



                                           ADEQUATE PROTECTIONS PAYMENTS

                                   Scheduled Monthly               Amounts Paid                 Total Unpaid
Name of Creditor                      Payments Due               During the Month               Post Petition
----------------------------- ----------------------------- ---------------------------- ----------------------------
1
2        None                             None                         None
3
4
   Total

                                                         ACCRUAL BASIS - 8

97-02395PJW THRU 97-02401PJW


QUESTIONNAIRE
                                                                                              YES            NO
                                                                                         -------------- -------------
1.   Have any assets been sold or  transferred  outside  the normal  course of                                X
     business this reporting period?

2.   Have any funds been  disbursed  from any account  other than a debtor in                  X1
     possession account?

3.   Are any  postpetition  receivables  (accounts,  notes,  or loans)  due from                              X
     related parties?

4.   Have any  payments  been made on  prepetition  liabilities  this  reporting               X2
     period?

5.   Have any postpetition loans been received by the debtor from any party?                   X3

6.   Are any postpetition payroll taxes past due?                                                             X

7.   Are any postpetition state or federal income taxes past due?                                             X

8.   Are any postpetition real estate taxes past due?                                                         X

9.   Are any other postpetition taxes past due?                                                               X

10.  Are any amounts owed to postpetition creditors past due?                                                 X

11.  Have any prepetition taxes been paid during the reporting period?                                        X

12.  Are any wage payments past due?                                                                          X

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

1 Pre-petition accounts retained during this period per Court Order.
2 Only items (such as payroll and benefits) approved by Court Order.
3 Only amounts per D.I.P. Financing Agreement approved by Court Order.


INSURANCE
                                                                                              YES            NO
                                                                                         -------------- -------------
1.   ARE WORKER'S COMPENSATION,  GENERAL LIABILITY AND OTHER NECESSARY INSURANCE                X
     COVERAGES IN EFFECT?

2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                     X


3.   PLEASE ITEMIZE POLICIES BELOW.

If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                               INSURANCE POLICIES

 TYPE OF                                 PAYMENT AMOUNT
  POLICY     CARRIER   PERIOD COVERED     & FREQUENCY
----------  ---------  ---------------  ----------------

SEE ATTACHED SCHEDULE OF CURRENT POLICIES

Case Nos. 97-2395 (PJW) through 97-2401 (PJW)       Accrual Basis - 9


                           SA Telecommunications, Inc.
                                and Subsidiaries




                                    PERSONNEL

                                                                                     FULL TIME      PART TIME
                                                                                       TOTAL          TOTAL
                                                                                   -------------- --------------
1.  Total number of employees at beginning of period                                     190             22
2.  Total number of employees hired during the period                                      -              2
3.  Number of employees terminated or resigned during the period                           2              2
4.  Total number of employees on payroll at end of period                                188             22



                                CHANGE OF ADDRESS

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:

NEW ADDRESS: